As filed with the Securities and Exchange Commission on November 8, 2006



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                AMENDMENT NO. 2

                  Investment Company Act file number 811-03758


                        MATRIX ADVISORS VALUE FUND, INC.
               (Exact name of registrant as specified in charter)


          747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY 10017 (Address of
                     principal executive offices) (Zip code)


                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                     (Name and address of agent for service)


                                 1(800) 366-6223
               Registrant's telephone number, including area code

                                   Copies to:

                                 Gregory L. Ezor
                     Paul, Hastings, Janofsky & Walker, LLP
                      515 South Flower Street, 25th Floor,
                              Los Angeles, CA 90071


Date of fiscal year end: JUNE 30


Date of reporting period:  JUNE 30, 2006

NOTE: This amended N-CSR makes changes to notes 2 of the Notes to the Financial Statements on page 20 of the Fund's annual report section 1. These are no changes to any financial statements contained in section 1, nor to any other disclosures required by Form N-CSR.

1

ITEM 1. REPORT TO STOCKHOLDERS.




                                  ANNUAL REPORT



                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.



                                  JUNE 30, 2006



                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                MATRIX ADVISORS
                                VALUE FUND, INC.

July 31, 2006

Dear Fellow Shareholder:

      The Fund posted a decline for the quarter of -3.87%, and ended the quarter and its fiscal year with a Net Asset Value of $51.89. This represents a gain for the Fund's fiscal year of +4.09%. By contrast, the S&P 500 Index declined by -1.44% during the quarter, and rose by +8.63% over the 12 month period ending June 30, 2006.

      As we discuss in the enclosed market commentary, the quarter was a frustrating one for the Fund, as the sell-off of the market that began in mid-May was especially painful for the Fund's many growth-oriented, but value-priced businesses.

      The Fund has certainly been having a dry spell, largely attributable to its significant weighting to some of the country's top companies, whose stocks have been highly lackluster even though business has been strong. In addition, the Fund has had significant under-representation in many leading areas of the market, based on our concern that valuations do not warrant our investment in them.

      On a brighter note, the Fund has amassed a 10 year track record under Matrix management, as of June 30. We are pleased to note that its 10 year performance record is quite strong, and substantially ahead of the S&P 500 Index. This performance includes the recent period of weakness and, in our opinion, makes the point that a more reliable way to judge a fund is over the long haul, since anything can happen over the short term.

      We continue to maintain a high conviction that our current focus on leading companies whose stock prices are compellingly low should better position the portfolio for our shareholders. We believe that time is soon to be upon us, and believe that the calendar year ends far better - in absolute and relative terms - than it currently stands.

      Patience is a critical attribute in investing, and we believe that now is a time for patience, based on what we feel are the sound fundamentals and compelling valuations of our portfolio.

Best regards.

Sincerely,


/s/ David A. Katz

David A. Katz, CFA
Chief Investment Officer

        MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                        MATRIX ADVISORS VALUE FUND, INC.
                        Value of $10,000 vs S&P 500 Index

 [The following table was represented as a line chart in the printed material.]

                                 Matrix Advisors
                                 Value Fund, Inc.    S&P 500 Index
                  1-Jul-96            10,000             10,000
                 30-Jun-97            12,347             13,472
                 30-Jun-98            13,898             17,538
                 30-Jun-99            16,649             21,531
                 30-Jun-00            19,010             23,090
                 30-Jun-01            20,435             19,666
                 30-Jun-02            18,828             16,128
                 30-Jun-03            20,432             16,168
                 30-Jun-04            24,970             19,258
                 30-Jun-05            24,569             20,475
                 30-Jun-06            25,574             22,242

                                          AVERAGE ANNUALIZED TOTAL RETURN
                                            PERIODS ENDED JUNE 30, 2006
                                       ---------------------------------------
                                                                   TEN YEARS/
                                                                      SINCE
                                                                   INCEPTION**
                                       ONE YEAR      FIVE YEARS     (7/1/1996)
                                       --------      ----------     ----------
Matrix Advisors Value Fund, Inc.         4.09%          4.59%          9.85%

S&P 500 Index*                           8.63%          2.49%          8.32%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM. THE FUND IMPOSES A REDEMPTION FEE OF 1.00% ON SHARES HELD FOR TWO MONTHS OR LESS. THE PERFORMANCE CITED ABOVE DOES NOT REFLECT THIS REDEMPTION FEE; IF DEDUCTED THE TOTAL RETURNS WOULD BE REDUCED. Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.

----------
* The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

** Matrix Asset Advisors became the Sub-Advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                           CAPITAL MARKETS COMMENTARY
                             AND 2006 ANNUAL REPORT

The second quarter was a tale of two markets, swinging from euphoria to panic as the Fed dampened predictions for continued growth, particularly in the more speculative areas of the market.

It was a particularly frustrating quarter for the Matrix Advisors Value Fund. We participated, but lagged, in the strength of the early part of the quarter, and then under-protected during the ensuing sell-off. The Fund declined -3.87% for the quarter compared to a decrease of -1.44% for the S&P 500 Index and is down -1.52% for the first six months of 2006 compared to a gain of +2.71% for the S&P 500.

ANNUAL REVIEW

The disappointing result in the past quarter reduced the Fund's annual performance for its fiscal year to +4.09%.

The Fund's annual performance during this period was a marked improvement from the previous fiscal year, yet continued to underperform the S&P 500 Index. We attribute most of that result to the following: 1) an under-representation in the leading areas of the market during the past 12 months, such as energy, utilities and materials based stocks; and 2) an over-representation in economically sensitive areas such as financials, technology and health care that lagged the market.

We readily acknowledge our exasperation at holding a portfolio of stellar businesses that have not enjoyed market success during the past 12 months. Many of these elite companies have doubled their earnings over the past several years, while their stocks have barely budged.

This state of market affairs, including the opportunity we see for the Fund, is discussed in greater detail in this quarter's Ideas About Investing, which follows this Commentary. We urge you to read it.

The bottom line for Matrix, as managers of the Fund, is that we remain confident that our focus on the large and mega-cap companies (particularly many of the Growth-oriented companies that dramatically fell from prominence as a result of the tech bubble burst of 2000) should position the fund to perform well. It just hasn't done so yet.

While we are very displeased with our short term results, these results must be put into perspective. The Fund has lagged the market since December 31, 2003, a period of two and a half years through June 30, 2006. Over this period, its portfolio gained an anemic +3.24% cumulative return compared to the S&P 500 Index cumulative return of +19.48%, for a total lagging performance of -16.23%. So, while the Fund has certainly been disappointing over this period, in our opinion, the overall market itself, as represented by the S&P 500, has been fairly lackluster. We believe the Fund has not missed out on a great market, nor is the market running away from it.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

By way of contrast, however, these disappointing returns (both absolute and relative) are more than overshadowed by virtually any other measure of its relative performance.

For example, in the five years prior to 2004 (December 31, 1998 through December 31, 2003), the Fund gained a cumulative +84.67% compared to a cumulative decline of -2.82% for the S&P 500, a total of +87.49% of outperformance. When you combine these two periods into December 31, 1998 through June 30, 2006, the Fund rose +90.65% compared with a gain of +16.10% for the S&P 500 (a performance advantage difference of +74.55 percentage points).

It is particularly important to note that as of June 30, the Fund has amassed a 10 year track record under Matrix management. The Fund has outpaced the S&P 500 during that time, gaining +9.85% to the index's gain of +8.32%.

This long term track record might be of little comfort to those shareholders who have been with us only during the past two years, but we believe it is what ultimately defines a Fund and its manager.

Long term records are rightfully viewed as the most important measure of performance, because anyone can do well or poorly over the short-term. The longer the time frame of performance excellence, the less the likelihood that it is attributable to luck, or a single great investment, or a "lucky streak."

In our opinion, long-term excellence is usually attributable to a methodology that works consistently and frequently. That well describes Matrix's experience with the Fund, and we believe that it will continue to define it on a going forward basis.

QUARTERLY REVIEW

The best performance for the Fund's holdings this quarter came from defensive consumer-related sectors and stocks. Media stocks were attractive, with Comcast, Time Warner and Walt Disney all posting solid gains. Wal-Mart, widely regarded as a consumer staple stock, also rose.

On other fronts, the results were predominantly negative. Health care stocks were led downward by Boston Scientific and MedImmune, and among financials, the gains in our mega-bank holdings - Bank of America, Citigroup and JP Morgan Chase
- were outweighed by declines in American International Group, Bank of New York and Merrill Lynch.

Strength in Chevron was outweighed by greater weakness in Tidewater, as energy service stocks were far more volatile to the downside than the integrated oil companies. Technology was a mixed picture with some strength from semi-conductor related holdings outweighed by other tech positions, including American Power Conversion Systems and Microsoft.

During the quarter, we completed the successful sale of a profitable Walt Disney & Company, as well as a modestly profitable General Mills. We also sold the position in Interpublic Group for a loss after losing confidence in the timing and degree of a recovery in the stock.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

Our sale of Disney was particularly gratifying because while the position was a very good investment, for much of the time the Fund owned it, it languished, and appeared to be a non-starter. This is the nature of investing, however, where one's return can happen in a fairly short time after a fairly long sideways (or worse) stretch.

New positions were begun this past quarter in Dollar General and Johnson & Johnson.

Looking forward, we believe that the Fund's focus on very strong businesses trading at compelling prices is very timely. When we say timely, we mean not only because of their overall position in the market, but especially in terms of what is happening "on the ground" at the Fund's individual holdings.

Periodically, we at Matrix do a timeliness study of each of the holdings, with the goal being to determine, as objectively as we can, a sense of when a stock is ready to rally substantially.

The study we have just completed as of the end of June shows that more than 80% of the Fund's portfolio should be positioned for gains in the next nine months. That is a very front-end loaded posture, meaning a significant amount of the portfolio should be ready for strong performance, based on internal fundamentals and business prospects.

Again, while we are certainly frustrated, we continue to believe that the year should unfold attractively for the Fund.

                                    *   *   *

As mentioned earlier, in this quarter's installment of IDEAS ABOUT INVESTING, we examine the current state of the market and lay out what we think is a compelling case for the Fund's portfolio at this time.

Summer is the slow kick back time of year, a time for beaches, barbeques, golfing and recharging batteries. How ever you are recharging your batteries, we wish you all the pleasures of the season.

While we too will try to recharge our batteries, we don't do much in the way of kicking back, since our efforts and dedication know no seasonality.

Best regards.


----------
THE FUND MAY INVEST IN SMALLER COMPANIES WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. (8/06)

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT

                 Where the Market Stands and Where We are Going:
         THE OPPORTUNITY THAT THE FUND'S PORTFOLIO CURRENTLY REPRESENTS.

WE BELIEVE THAT THE RECENT SELL-OFF OF THE MARKET COULD AND SHOULD BE THE CATALYST TO USHER IN THE RE-EMERGENCE OF THE LARGE/MEGA-CAP HIGH QUALITY BUSINESSES, OFTEN REFERRED TO AS BLUE CHIPS. THE FOLLOWING PAPER LAYS OUT THAT POSITION.

This paper is written with the recognition that over the last two years, the Fund's focus on this asset class, along with other attractive individual holdings, has not produced impressive results, neither in absolute nor relative terms.

This recent performance drought stands in stark contrast to our performance record over most any other time horizon. However, it is important to remember that the same discipline and mindset that produced those attractive results are still operative.

                                    *   *   *

Like much of life, the stock market works cyclically. Not just in rising and declining, but in the form of what leads/lags the market, whether it is a sector, an industry, a country, a size range of stocks, etc.

The cataclysmic market downturn that began in 2000 ushered out one cycle and ushered in another. Out went, among other things, large, American, Growth and tech stocks, and in came small, International, deep Value, energy, industrial, commodities-based and utility stocks.

What cycle changes tend to have in common is that they begin when no one is expecting them to; indeed, when the feeling is that the STATUS QUO never looked better.

Cycle changes often take place much later than they "should." This means that fundamentals-oriented, analytic types such as us might perceive imbalances, anomalies and severe over/under-valuations that should precipitate market change. It doesn't mean that the market actually then changes. At least not when we say it ought to.

In the late `90's we at Matrix sounded a Chicken Little cry on the Internet/large tech sector for two plus years before the market finally saw it the same way. During that frustrating period of time, we were often reminded that we had been singing the same song for a long time; everybody knew the words, but it seemed like nobody wanted to dance.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

Perhaps it is an occupational hazard of being the type of investors that we are that we are occasionally early in divining the eventual course of the stock market. Why? Because we are not nearly as astute in assessing market momentum, the emotional, some would say irrational, component of the market, as we are at understanding the analytic, factual, historical and rational aspects of markets.

Since the beginning of 2005 we have perceived a growing anomaly in the current market cycle: the leadership has less and less fundamental justification to it, while the laggards appear to be increasingly attractive from a fundamental perspective.

Specifically, we have watched as historically cyclical, low growth and economically secondary areas such as utilities, materials and energy stocks have dominated the markets. Even allowing for macro-economic and geopolitical uncertainty, these sectors are trading at levels that cannot be easily justified on a fundamental, business by business basis.

Conversely, many financial, media, technology and pharmaceutical stocks have been ignored, although the underlying businesses of their companies have been robust. There has been an almost complete reversal of what the market liked in the late 1990's from what it likes today.

However, one area where the two periods are very much the same has been in assessing risk. There seems to be an identical double standard then and now: for the darlings, there really was no risk because the long term business conditions would inevitably justify the risks. For the laggards, the risks were everywhere, because there were effectively no real opportunities for growth or success.

So, in the past year, we have heard intelligent market analysts point out that home prices could not go down in hot areas because of favorable long-term demographics; that emerging countries were ramping up at such fast rates as to make a compelling "got to be there" growth story, regardless of any other considerations; and that the likes of most of the country's biggest and most successful companies had basically lost their groove, perhaps forever.

The past two months have brought a sobering reality check to the market. Areas once thought to be impregnable have been drubbed. Part of the aftermath of that experience is likely to be a reassessment of the assumptions that went into those choices, as well as a reassessment of the assumptions surrounding the unloved areas of the market.

What this means is that, increasingly, other investors will start to perceive what we do. And when it comes to the stocks that we like, here is what they should find;

Despite the inattention and even hostility of the stock market, the blue chip giants have grown their profits very substantially. They have used the huge cash flow that has come from business success to raise their dividends and to buy back their stock. The price/earnings ratio of their stocks has fallen to levels not seen in more than a decade. And amazingly, those ratios are now lower than the overall market itself!

                                MATRIX ADVISORS
                                VALUE FUND, INC.

The opportunity for these stocks is simply that their businesses are most likely to hold strong in the face of increasingly visible downward macro-economic pressures. As investors more and more realize that taking greater risks may not be yielding greater rewards, we feel there will inevitably be gravitation to those stocks where relatively greater rewards can be found with much lower risk.

The favorable positioning of these corporate leaders is not necessarily industry specific. What these companies have in common is tremendous business positioning, strong balance sheets and huge cash flow at their disposal. So, it is their inherent strength and flexibility that makes them increasingly compelling opportunities as economic waters get choppier.

One question posed when the case for the blue chips has been put forward, is why? Why do they need to rally strongly, when they seem to be too big to soar? This commonly voiced sentiment reflects both some ignorance, and a bias. The ignorance relates to how well the companies themselves are doing, in many cases growing at or near the top of their historical ranges of earnings growth.

The bias is that small companies are now, and may well always be, stronger growers and therefore more worthy of higher multiples and prices. (Of course a decade ago, many of these same people had no interest in owning small-caps, as they badly lagged large caps.) But this perception might be based on yesterday's news.

Ironically, at least for the past three quarters earnings growth momentum has actually been stronger among large cap stocks than for small caps. Rising interest rates and a slowing economy are historically better environments for the larger companies, who have less dependence on debt financing and often enjoy a less economically sensitive cycle in their respective businesses.

Currently, more than half of the weight of the Fund's portfolios is in mega cap blue chip stocks. Another 25% is in large cap industry leaders, which should benefit from many of the same forces that should positively impact the mega-caps.

The balance of the portfolio is invested in companies that might be depicted as mid-cap or smaller large-cap stocks, depending on your measurement scale. They too, are leaders in their respective industries and also boast attractive business prospects, and compelling valuations.

The environment that we recently have been in, and the one which we believe we will be entering, should reward the Fund. We are confident that the Fund is well positioned and that the balance of the year should reflect that favorable posture.


Price/Earnings (P/E): The Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                         ACTUAL       HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE                       PERFORMANCE    (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (01/01/06)     $1,000.00              $1,000.00

Ending Account Value (06/30/06)          $984.80              $1,019.89

Expenses Paid During Period(1)             $4.87                  $4.96
--------------------------------------------------------------------------------
(1) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 SECTOR BREAKDOWN(2)
                 -----------------------------------------------
                 Consumer Durables                         17.8%
                 Consumer Non-durables                      3.9%
                 Energy                                     4.9%
                 Finance                                   30.3%
                 Industrial                                 7.6%
                 Medical                                   12.8%
                 Technology                                22.3%
                                                          -----
                                                           99.6%

                 Cash                                       0.4%
                                                          -----
                 Total Investments                        100.0%
                                                          =====
                 -----------------------------------------------
                 (2) % of Total Investments as of June 30, 2006.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2006

     SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.3%

BANK (MONEY CENTER): 7.1%
    130,000   Citigroup, Inc. ...................................  $  6,271,200
    122,500   JP Morgan Chase & Co. .............................     5,145,000
                                                                   ------------
                                                                     11,416,200
                                                                   ------------
BANK (PROCESSING): 3.3%
    166,000   Bank of New York Co., Inc. ........................     5,345,200
                                                                   ------------
BANK (SUPER REGIONAL): 4.1%
    135,484   Bank of America Corp. .............................     6,516,781
                                                                   ------------
BIOTECHNOLOGY: 3.8%
    222,500   Medimmune, Inc.* ..................................     6,029,750
                                                                   ------------
COMPUTERS AND PERIPHERALS: 3.7%
    302,000   American Power Conversion Corp. ...................     5,885,980
                                                                   ------------
DRUG: 7.1%
    258,896   Pfizer, Inc. ......................................     6,076,289
    119,000   Wyeth .............................................     5,284,790
                                                                   ------------
                                                                     11,361,079
                                                                   ------------
ELECTRICAL EQUIPMENT: 7.6%
    195,000   General Electric Co. ..............................     6,427,200
    210,000   Tyco International Ltd. ...........................     5,775,000
                                                                   ------------
                                                                     12,202,200
                                                                   ------------
ELECTRONICS: 8.1%
    581,260   Symbol Technologies, Inc. .........................     6,271,796
    424,100   Vishay Intertechnology, Inc.* .....................     6,671,093
                                                                   ------------
                                                                     12,942,889
                                                                   ------------
FINANCIAL SERVICES: 1.0%
     36,000   First Data Corp. ..................................     1,621,440
                                                                   ------------
INSURANCE (DIVERSIFIED): 7.2%
    104,000   American International Group, Inc. ................     6,141,200
    199,000   Marsh & McLennan Companies, Inc. ..................     5,351,110
                                                                   ------------
                                                                     11,492,310
                                                                   ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2006

     SHARES                                                            VALUE
--------------------------------------------------------------------------------
MEDIA: 8.1%
    200,000   Comcast Corp.* ....................................  $  6,556,000
    375,000   Time Warner, Inc. .................................     6,487,500
                                                                   ------------
                                                                     13,043,500
                                                                   ------------
MEDICAL INSTRUMENTS: 0.8%
     73,000   Boston Scientific Corp.* ..........................     1,229,320
                                                                   ------------
MEDICAL PRODUCTS: 1.1%
     30,000   Johnson & Johnson .................................     1,797,600
                                                                   ------------
OIL & GAS SERVICES: 4.8%
     48,000   ChevronTexaco Corp. ...............................     2,978,880
     97,800   Tidewater, Inc. ...................................     4,811,760
                                                                   ------------
                                                                      7,790,640
                                                                   ------------
RETAIL STORE: 13.5%
    355,000   Dollar General Corp. ..............................     4,962,900
    302,000   Gap, Inc. .........................................     5,254,800
    185,000   Ross Stores, Inc. .................................     5,189,250
    131,000   Wal-Mart Stores, Inc. .............................     6,310,270
                                                                   ------------
                                                                     21,717,220
                                                                   ------------
SECURITIES BROKERAGE: 7.0%
     67,200   Merrill Lynch & Co, Inc. ..........................     4,674,432
    105,000   Morgan Stanley Dean Witter & Co. ..................     6,637,050
                                                                   ------------
                                                                     11,311,482
                                                                   ------------
SEMICONDUCTOR: 1.3%
    108,000   Intel Corp. .......................................     2,046,600
                                                                   ------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 3.7%
    238,500   Novellus Systems, Inc.* ...........................     5,890,950
                                                                   ------------
SOFTWARE: 3.7%
    255,000   Microsoft Corp. ...................................     5,941,500
                                                                   ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2006

     SHARES                                                            VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (EQUIPMENT): 1.8%
    152,000   Cisco Systems, Inc.* ..............................  $  2,968,560
                                                                   ------------
THRIFT: 0.5%
     14,000   Federal Home Loan Mortgage Co. ....................       798,140
                                                                   ------------
TOTAL COMMON STOCKS (cost $140,702,146) .........................  $159,349,341
                                                                   ------------

  PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.3%
$   564,784   Fidelity Institutional Money Market Portfolio .....  $    564,784
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (cost $564,784)

TOTAL INVESTMENTS IN SECURITIES (cost $141,266,930): 99.6% ......  $159,914,125
Other Assets less Liabilities: 0.4% .............................       607,549
                                                                   ------------
TOTAL NET ASSETS: 100.0% ........................................  $160,521,674
                                                                   ============

----------
* Non-income producing security.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS
  Investments in securities, at value:
    Common stocks (cost $141,266,930) ...........................  $159,914,125
  Receivables:
    Securities sold .............................................     1,793,863
    Fund shares sold ............................................        65,224
    Dividends and interest ......................................       105,358
  Prepaid expenses and other assets .............................         9,432
                                                                   ------------
  Total assets ..................................................   161,888,002
                                                                   ------------
LIABILITIES
  Payables:
    Securities purchased ........................................       574,513
    Fund shares redeemed ........................................       603,705
    Advisory fees ...............................................        91,926
    Administration fees .........................................        17,487
    Chief Compliance Officer fees ...............................        12,529
    Transfer Agent fees .........................................        12,245
    Fund Accounting fees ........................................         8,273
    Directors fees ..............................................         7,499
    Custodian fees ..............................................         4,412
  Accrued expenses ..............................................        33,739
                                                                   ------------
  Total liabilities .............................................     1,366,328
                                                                   ------------
NET ASSETS ......................................................  $160,521,674
                                                                   ============
  Number of shares, $0.01 par value, issued
    and outstanding (unlimited shares authorized) ...............     3,093,445
                                                                   ============
NET ASSET VALUE PER SHARE .......................................  $      51.89
                                                                   ============
COMPOSITION OF NET ASSETS
  Paid-in capital ...............................................  $131,399,181
  Undistributed net investment income ...........................     1,043,199
  Accumulated net realized gain on investments ..................     9,432,099
  Net unrealized appreciation on investments ....................    18,647,195
                                                                   ------------
    Net assets ..................................................  $160,521,674
                                                                   ============

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME

  INCOME
    Dividend income (Net of foreign tax withheld of $135) ......  $  3,069,919
    Interest income ............................................        64,924
                                                                  ------------
    Total income ...............................................     3,134,843
                                                                  ------------
  EXPENSES
    Advisory fees ..............................................     1,974,305
    Administration fees ........................................       247,429
    Transfer Agent fees ........................................        79,973
    Chief Compliance Officer fees ..............................        49,998
    Legal fees .................................................        47,244
    Fund Accounting fees .......................................        46,194
    Reports to shareholders ....................................        41,070
    Custodian fees .............................................        38,552
    Registration fees ..........................................        23,330
    Directors fees .............................................        21,079
    Audit fees .................................................        18,799
    Miscellaneous fees .........................................         8,502
    Insurance expense ..........................................         4,000
    Interest expense ...........................................         3,736
                                                                  ------------
  Total expenses ...............................................     2,604,211
  Less: Advisory fees waived ...................................      (649,605)
                                                                  ------------
  Net expenses .................................................     1,954,606
                                                                  ------------
  NET INVESTMENT INCOME ........................................     1,180,237
                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions .................     9,432,351
  Net change in unrealized appreciation on investments .........      (534,035)
                                                                  ------------
    Net realized and unrealized gain on investments ............     8,898,316
                                                                  ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....  $ 10,078,553
                                                                  ============

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                                            YEAR             YEAR
                                                                            ENDED            ENDED
STATEMENT OF CHANGES IN NET ASSETS                                      JUNE 30, 2006    JUNE 30, 2005
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

  OPERATIONS:
    Net investment income ............................................  $   1,180,237    $   2,751,680
    Net realized gain on investments .................................      9,432,351        6,914,505
    Net change in unrealized appreciation of investments .............       (534,035)     (14,415,761)
                                                                        -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....     10,078,553       (4,749,576)
                                                                        -------------    -------------
  DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income ............................................     (1,307,762)      (2,333,203)
    Realized gain on investments .....................................     (6,914,757)      (4,469,059)
                                                                        -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................................     (8,222,519)      (6,802,262)
                                                                        -------------    -------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ........................................     18,640,355       59,455,802
    Proceeds from reinvestment of distribution .......................      8,021,267        6,594,731
    Cost of shares redeemed ..........................................   (108,355,157)    (130,051,935)
    Redemption fees ..................................................          6,815            5,158
                                                                        -------------    -------------
  NET DECREASE FROM CAPITAL SHARE TRANSACTIONS .......................    (81,686,720)     (63,996,244)
                                                                        -------------    -------------
  TOTAL DECREASE IN NET ASSETS .......................................    (79,830,686)     (75,548,082)

NET ASSETS
  Beginning of year ..................................................    240,352,360      315,900,442
                                                                        -------------    -------------
  End of year ........................................................  $ 160,521,674    $ 240,352,360
                                                                        =============    =============
  UNDISTRIBUTED NET INVESTMENT INCOME ................................  $   1,043,199    $   1,170,724
                                                                        =============    =============
CHANGE IN SHARES
  Shares sold ........................................................        351,145        1,145,831
  Shares issued on reinvestment of distributions .....................        155,240          125,351
  Shares redeemed ....................................................     (2,040,103)      (2,492,300)
                                                                        -------------    -------------
  NET DECREASE .......................................................     (1,533,718)      (1,221,118)
                                                                        =============    =============

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             YEARS ENDED JUNE 30,
                                                          ------------------------------------------------------------
                                                            2006         2005         2004         2003         2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................   $  51.94     $  54.02     $  44.39     $  41.14     $  45.79
                                                          --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............................       0.43         0.54         0.18         0.14         0.09
  Net realized and unrealized
    gain (loss) on investments ........................       1.69        (1.39)        9.65         3.32        (3.59)
                                                          --------     --------     --------     --------     --------
Total from investment operations ......................       2.12        (0.85)        9.83         3.46        (3.50)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ................      (0.35)       (0.42)       (0.21)       (0.08)       (0.15)
  Distributions from realized gains ...................      (1.82)       (0.81)        0.00        (0.14)       (1.03)
                                                          --------     --------     --------     --------     --------
Total distributions ...................................      (2.17)       (1.23)       (0.21)       (0.22)       (1.18)
                                                          --------     --------     --------     --------     --------
Paid-in capital from redemption fees (Note 2) .........         --(a)        --(a)      0.01         0.01         0.03
                                                          --------     --------     --------     --------     --------
Net asset value, end of year ..........................   $  51.89     $  51.94     $  54.02     $  44.39     $  41.14
                                                          ========     ========     ========     ========     ========
Total return ..........................................       4.09%       (1.61%)      22.21%        8.52%       (7.87%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..................   $  160.5     $  240.4     $  315.9     $  107.1     $   60.9

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ........................       1.32%        1.29%        1.26%        1.33%        1.37%
  After expense reimbursement .........................       0.99%        0.99%        0.99%        0.99%        0.99%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
  Before expense reimbursement ........................       0.27%        0.69%        0.24%        0.20%       (0.09%)
  After expense reimbursement .........................       0.60%        0.99%        0.51%        0.54%        0.29%

Portfolio turnover rate ...............................         28%          18%          17%          30%          51%

----------
(a) less than 0.01.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

      A.    SECURITY VALUATION.

            Portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

      B.    SHARES VALUATION.

            The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemption of Fund shares purchased and held for two months or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

      C.    FEDERAL INCOME TAXES.

            The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

            On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

      D.    PORTFOLIO TRANSACTIONS.

            Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

      E.    USE OF ESTIMATES.

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      F.    RECLASSIFICATION OF CAPITAL ACCOUNTS.

            Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2006, the Fund had no permanent differences.

      G.    OTHER.

            Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      H.    INDEMNIFICATION OBLIGATIONS.

            Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

      I.    LINE OF CREDIT.

            The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

            Borrowing activity under the Loan Agreement for the year ended June 30, 2006, was as follows:

              MAXIMUM                    AMOUNT         AVERAGE
               AMOUNT     INTEREST   OUTSTANDING AT      AMOUNT       AVERAGE
            OUTSTANDING    EXPENSE    JUNE 30, 2006   OUTSTANDING  INTEREST RATE
            --------------------------------------------------------------------
             $4,409,000    $3,736          $0           $506,303       6.947%


      J.    REVISION TO FINANCIAL INFORMATION

            The financial statements for the fiscal year ended June 30, 2004 have been adjusted to reclassify items previously classified as income to capital gains. The changes to the Financial Highlights are as follows:

                                                     Year Ended June 30, 2004
                                                     ------------------------
            For a capital share outstanding
            throughout the period             Previously Reported:   As Revised:
            ---------------------             --------------------   -----------

            Net investment income                $   0.94             $   0.18
            Net realized and unrealized
            gain on investments                      8.89                 9.65
            Total from investment operations     $   9.83             $   9.83

            These reclassifications had no effect on the Fund's net assets, net asset value per share, total return, the net increase in net assets resulting from investment operations, or amounts reported for income tax purposes.



NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the year ended June 30, 2006, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $649,605. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2006, the cumulative amount available for reimbursement that has been paid and/or waived is $2,091,917. The advisor may recapture a portion of this amount no later than the dates stated below:

                                    JUNE 30,
                  --------------------------------------------
                         2007         2008         2009
                  --------------------------------------------
                       $607,410     $834,902     $649,605
                  --------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of: 0.15% of first $100 million of average daily net assets 0.10% thereafter of average daily net assets For the year ended June 30, 2006, the Fund allocated $49,998 to the Chief Compliance Officer.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2006, are as follows:

                                    PURCHASES            SALES
            -----------------------------------------------------
            Common Stock           $55,319,982       $143,681,913
            -----------------------------------------------------

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

       COST OF INVESTMENTS FOR TAX PURPOSES               $141,269,558
                                                          ============
       Gross tax unrealized appreciation                    22,879,396
       Gross tax unrealized depreciation                    (4,234,829)
                                                          ------------
       Net tax unrealized appreciation on investments     $ 18,644,567
                                                          ============
       Undistributed ordinary income                      $  1,183,871
                                                          ------------
       Undistributed long-term capital gains              $  9,294,055
                                                          ------------
       Total Distributable Earnings                       $ 29,122,493
                                                          ============

The difference between book basis and tax basis unrealized appreciation(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On November 11, 2005, a distribution of $2.166 per share was declared. The dividend was paid on November 14, 2005 to shareholders of record on November 10, 2005.

The tax character of distributions paid during the year ended June 30, 2006 and 2005 were as follows:

                                             2006             2005

      Distributions Paid From:
      Ordinary Income                    $  3,172,070     $  6,802,262
      Long-Term Capital Gain             $  5,050,449               --
                                         ------------     ------------
                                         $  8,222,519     $  6,802,262
                                         ============     ============

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - PROXY VOTING PROCEDURES (UNAUDITED)

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

NOTE 7 - FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

                             TAX NOTICE (UNAUDITED)

      The percentage of dividend income distributed for the year ended June 30, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100%.

      The percentage of dividend income distributed for the year ended June 30, 2006 designated as qualified dividends received deduction available to corporate shareholders, is 100%.

      ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY:

      The Fund hereby designates 0.59% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

      The Fund hereby designates 58.77% of its ordinary income distributions under Internal Revenue Code Section 871(k)(2)(c).

                             MATRIX ADVISORS
                             VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 - DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five

                                                                                                       Number
                                                                                                    of Portfolios
                                                                        Principal                     In Fund            Other
      Name,                    Position(s)                              Occupation(s)                  Complex        Directorships
     Address,                   Held with           Date                 During the                   Overseen          Held by
and Year of Birth                the Fund         Elected+              Past 5 Years                 by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------
David A. Katz, CFA           Director;             Since      President and Chief Investment             1                None
747 Third Avenue             President, and        1997       Officer of Matrix Asset Advisors,
New York, NY 10017           Treasurer                        the Fund's Advisor, and portfolio
(Born 1962)                                                   manager of the Fund (1996 to
                                                              present).

Douglas S. Altabef           Executive Vice        Since      Senior Managing Director of Matrix         N/A              N/A
747 Third Avenue             President and         2000       Asset Advisors, the Fund's Advisor
New York, NY 10017           Secretary                        (1996 to present).
(Born 1951)

Steven G. Roukis, CFA        Senior Vice           Since      Managing Director of Matrix Asset          N/A              N/A
747 Third Avenue             President             2000       Advisors (2005 to present);
New York, NY 10017                                            formerly, Director of Research,
(Born 1967)                                                   Senior Vice President-Equity
                                                              Research of Matrix Asset Advisors,
                                                              the Fund's Advisor and various
                                                              other positions within research
                                                              (1994 - 2005).

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                                                                                                       Number
                                                                                                    of Portfolios
                                                                        Principal                     In Fund            Other
      Name,                    Position(s)                              Occupation(s)                  Complex        Directorships
     Address,                   Held with           Date                 During the                   Overseen          Held by
and Year of Birth                the Fund         Elected+              Past 5 Years                 by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------
Jordan F. Posner             Senior Vice           Since      Managing Director of Matrix Asset          N/A              N/A
747 Third Avenue             President             2006       Advisors, the Fund's Advisor (2005
New York, NY 10017                                            to present); formerly, Partner of
(Born 1957)                                                   David J. Greene & Co. (1993 -
                                                              2005).

Lon F. Birnholz              Senior Vice           Since      Managing Director of Matrix Asset          N/A              N/A
747 Third Avenue             President             2006       Advisors, the Fund's Advisor (1999
New York, NY 10017                                            to present).
(Born 1960)

Robert M. Slotky             Vice President and    Since      Vice President, U.S. Bancorp Fund          N/A              N/A
2020 E. Financial Way        Chief Compliance      2004       Services, LLC since July 2001;
Glendora, CA 91741           Officer                          formerly, Senior Vice President,
(Born 1947)                                                   Investment Company Administration,
                                                              LLC (mutual fund administrator and
                                                              the Fund's former administrator)
                                                              (May 1997 - July 2001).

Robert M. Rosencrans *       Director              Since      Retired; formerly, President of            1                None
747 Third Avenue                                   1985       Columbia International, Inc.
New York, NY 10017                                            (cable television developer and
(Born 1927)                                                   operator) (1984 to 2005).

T. Michael Tucker *          Chairman and          Since      Consultant, Carr Riggs & Ingram,           1                None
747 Third Avenue             Director              1997       LLP (2005 to present); formerly,
New York, NY 10017                                            Owner of T. Michael Tucker, a
(Born 1942)                                                   certified public accounting firm
                                                              (1977 to 2005).

                                MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                                                                                                       Number
                                                                                                    of Portfolios
                                                                        Principal                     In Fund            Other
      Name,                    Position(s)                              Occupation(s)                  Complex        Directorships
     Address,                   Held with           Date                 During the                   Overseen          Held by
and Year of Birth                the Fund         Elected+              Past 5 Years                 by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------
Larry D. Kieszek *           Director              Since      Managing Partner of Purvis, Gray           1                None
747 Third Avenue                                   1997       & Company, a certified public
New York, NY 10017                                            accounting firm (1974 to present).
(Born 1950)

*     Not an "interested person", as that is defined by the 1940 Act.
+ Directors and Officers of the Fund serve until their resignation, removal or retirement.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND, INC.
NEW YORK, NEW YORK

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2006 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.


TAIT WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 7, 2006

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                             747 Third Avenue, 31st
                            Floor New York, NY 10017
                                 (800) 366-6223

                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        2020 East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

THE REGISTRANT UNDERTAKES TO PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF ITS CODE OF ETHICS BY MAIL WHEN THEY CALL THE REGISTRANT AT 1-800-366-6223.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there are two audit committee financial experts serving on its audit committee. Messrs. Kieszek and Tucker are the "audit committee financial experts" and are considered to be "independent" as each term are defined in Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                                 FYE  6/30/2006          FYE  6/30/2005
----------------------------- ----------------------- -----------------------
Audit Fees                          $15,500                 $15,500
Audit-Related Fees                       --                      --
Tax Fees                             $2,500                  $2,500
All Other Fees                           --                      --
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

----------------------------------- --------------------- -------------------
Non-Audit Related Fees                 FYE  6/30/2006        FYE  6/30/2005
----------------------------------- --------------------- -------------------
Registrant                                   --                     --
Registrant's Investment Adviser              --                     --
----------------------------------- --------------------- -------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous form N-CSR filing.

     (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) MATRIX ADVISORS VALUE FUND, INC.

         By (Signature and Title)  /s/ David A. Katz
                                   ---------------------------------------------
                                   David A. Katz, President

         Date   November 8, 2006
                ------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)  /s/ David A. Katz
                                   ---------------------------------------------
                                   David A. Katz, President/Treasurer

         Date   November 8, 2006
                ------------------


* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.